Exhibit 99.1

Amended and Restated Employment Agreement

This Amended and Restated Employment Agreement (this “Agreement”), made the 9th day of August, 2011, between Volt Information Sciences, Inc. (hereinafter the “Company”) and James Whitney Mayhew (hereinafter “Employee”).

WHEREAS, the Company and Employee are parties to an employment agreement (as amended to date, the “Prior Employment Agreement”); and

WHEREAS, the parties wish to amend and restate the Prior Employment Agreement in its entirety on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties hereto agree as follows:

1.
TERM OF EMPLOYMENT.  The Company agrees to employ Employee, and Employee agrees to Employee’s employment with the Company, in accordance with and subject to the terms and conditions in this Agreement, for an indefinite period; provided, however, that either party may terminate this Agreement for any reason or for no reason, with or without cause, after July 31, 2012, by giving to the other party at least four (4) months prior written notice, which may be given at any time on or after March 15, 2012 and the Company may satisfy its obligation to give such notice by paying Employee for such four (4) month period.  For purposes of the Agreement, the period during which Employee works and has worked for the Company will be called the “Term of Employment”.

Notwithstanding the foregoing, the Company may also terminate Employee during the Term of Employment for “Cause,” as defined in this paragraph, without giving the foregoing notice.  For purposes of this Employment Agreement only, “Cause” shall mean (i) an embezzlement by Employee, (ii) misappropriation by Employee of funds of the Company, (iii) the conviction or plea of guilty or nolo contendere of a felony, (iv) the commission of any other act of dishonesty which causes material economic harm to the Company, (v) an act of fraud or deceit by Employee which causes material economic harm to the Company, (vi) a material breach of any provision of this Agreement by Employee, (vii) a willful failure by Employee to substantially perform such Employee’s duties hereunder, (viii) a willful breach of fiduciary duty by Employee to the Company, or (ix) a significant violation any rule, policy or procedure of the Company policy of which Employee is made aware (or of which Employee should reasonably be expected to be aware) or other contractual, statutory or common law duties to the Company. No act or failure to act on the part of Employee shall be deemed willful unless it is done, or omitted to be done, by Employee in bad faith or without reasonable belief that Employee’s action or omission was in the best interests of the Company.  In the event of a claimed breach, failure or violation under subdivisions (vi), (vii) or (ix) of this paragraph, Employee shall have thirty (30) days after written notice from the Company to cure the breach, failure or violation.  In the event of termination for Cause, Employee shall no longer be an employee of the Company and shall not be entitled to any further compensation from the Company.

2.
SCOPE OF EMPLOYMENT.  During the Term of Employment, Employee will serve as the Company’s Interim Chief Financial Officer, or in such other position for the Company or an affiliate of the Company as the Company may designate.  The Company may change Employee’s title, duties, location of work and/or responsibilities at any time.  Employee agrees to devote Employee’s full time services to the best of Employee’s ability, using Employee’s best efforts, to promote the interests and business of the Company and its affiliates. Employee agrees to comply with all rules, policies and procedures of the Company and Employee agrees not to engage in any type of activity which is or may be contrary to the welfare, interests, business or benefit of the Company or the business conducted by the Company now or in the future. Employee further understands and agrees that a condition of Employee’s employment is to meet performance goals as established by the Chief Executive Officer of the Company.  These performance goals may be adjusted by the Chief Executive Officer of the Company, in writing to Employee, from time to time.

Employee represents and warrants that there are no written or oral contracts or any other impediment which would inhibit or prohibit Employee’s employment herein provided for, and that Employee will not utilize any trade secret, confidential information, or other intellectual property right of another party in the performance of Employee’s duties hereunder.

3.	COMPENSATION.

a)
The Company will pay Employee a salary at a rate of four hundred thousand dollars ($400,000.00) per annum, which is to be paid to Employee on a weekly basis, plus increases, if any, at the Company’s sole discretion.  Employee’s compensation may be altered and revised in writing by the Company without affecting the remainder of the Agreement and the covenants contained herein, all of which shall remain in full force and effect.

b)
Employee is eligible to accrue vacation time at ten hours each month and such accrual is subject to the remaining provisions of the Volt Information Sciences, Inc. Vacation Policy, including any changes or modifications to that policy.

c)
The Employee will receive such other benefits regularly provided to similarly situated employees of the Company, commensurate with Employee’s position, pursuant to, and subject to Employee meeting applicable eligibility requirements, which benefits are subject to change by the Company at any time, in its sole discretion.  Business expenses must be timely submitted and will be reimbursed according to the Company’s standard policies.

d)
Employee is entitled to receive an annual discretionary bonus.  The annual discretionary bonus for the twelve month period August 1, 2011 to July 31, 2012 will be in the amount of one hundred seventy five thousand dollars ($175,000.00) based upon the Employee’s satisfactory performance as Interim Chief Financial Officer.   Employee’s eligibility for and right to earn the discretionary bonus is conditioned upon Employee’s continued employment with the Company through July 31, 2012, although if Company terminates Employee’s employment without “Cause” prior to July 31, 2012, the Employee shall be entitled to receive the entire bonus for the period ended July 31, 2012.   Payment of annual discretionary bonuses will be made promptly after the applicable July 31. The Chief Executive Officer of the Company will determine whether the Employee’s level of performance is satisfactory with balanced consideration of the entire breadth of Employee’s performance.

e)
All Employee compensation payments will be subject to such deductions by the Company as the Company is from time to time permitted or required to make pursuant to law, government regulations or order, or by agreement with Employee.  Such payments may be made by check or checks of the Company or any of its affiliates as the Company may, from time to time, find proper and appropriate.

4.
NON-DISCLOSURE.  Employee agrees that at no time will Employee, directly or indirectly, (i) use for Employee’s own benefit, (ii) make known or divulge to or use for the benefit of any other person, firm or entity or (iii) remove (except for purposes of working outside the office in which case such property will be returned to the office) from the premises of the Company or any affiliate of the Company any confidential or proprietary  information or trade secret of the Company or any affiliate of the Company, or of any customer of the Company or any affiliate of any such customer, including but not limited to:

a)
The names and addresses of (and contacts at) customers, clients or patrons (hereinafter “customer” or “customers”) of the Company or of an affiliate of the Company or of any of their  customers or affiliates of customers (whether such customers have been obtained by Employee or otherwise), customer requirements and rates and/or pricing charged by the Company or any affiliate of any the Company or by any customer or of an affiliate of any customer;

b)	The names and addresses of (and contacts at) the vendors and suppliers to the Company and its affiliates;
c)
Any information concerning the methods of conducting business, obtaining customers, proposal preparation, products, operations, processes, business practices, contractual relationships, finances, credit and financing methods and other  financial information, acquisition or disposition plans or strategies of the Company or any affiliate of the Company or of any customer of the Company or any affiliates of any customer of the Company; or

d)	The names, addresses, telephone numbers, skills, duties, performance evaluations or compensation of any employees of the Company or any affiliate of the Company; or
e)
Any other confidential information or trade secret of the Company or any affiliate of the Company or any customer of the Company or of any affiliates of any customer, learned or acquired by Employee during the Term of Employment.

5.
RETURN OF PROPERTY.  The original and all copies of all software, files, records, drawings, specifications, customer and/or employee contacts/lists, contracts and other documents of any nature whatsoever, whether prepared by Employee or otherwise coming into Employee’s possession while employed by the Company or any of its affiliates and all notes and memoranda, papers (including, without limitation, electronic versions) relating thereto and all equipment provided by the Company or any of its affiliates (including, without limitation, any Company cell phones, laptop  and other computers ), are and shall remain the exclusive property of the Company and may not be used except as required in the course of employment by the Company.  On termination of Employee’s employment, and regardless of the reason for termination, Employee will immediately return to the Company all of the foregoing and any and all Company property and all other material which Employee was given or had access to during the Term of Employment (in the case of each of the foregoing, without retaining a copy of any thereof) and will destroy and not retain any of the foregoing (including any stored in electronic format).

6.
INVENTIONS.  All discoveries, ideas, creations, inventions and properties (collectively called “Discoveries”), written or oral, which are (a)  created, conceived, discovered, developed, invented or used by Employee during Employee’s Term of Employment, whether or not created, conceived, discovered, developed or invented by Employee during regular working hours or which are (b)  created, conceived, discovered developed, invented or used by the Company or any of its affiliates, whether or not in connection with Employee’s employment by the Company,  will be the sole and absolute property of the Company and the applicable affiliates of the Company for any and all purposes whatsoever, in perpetuity.  Employee will not have, and will not claim to have, any right, title or interest of any kind or nature whatsoever in or to any such Discoveries.  If any of the

Discoveries or any portion thereof is copyrightable, it shall be a “work made for hire,” as such term has meaning in the copyright laws of the United States.

The previous paragraph does not apply to any Discoveries (i) for which no equipment, supplies, facility or trade secret information of the Company or any of its affiliates or any customer of the Company or any affiliates of any customer of the Company was used and which was developed entirely on Employee’s own time, (ii) which does not relate to the business of the Company or any of its affiliates or to the Company’s customers or any affiliates of any customer of the Company and (iii) which does not result from any work performed for the Company or any of its affiliates or any customers of the Company or any affiliates of any customer of the Company.

Employee further agrees that all Discoveries developed by Employee during the Term of Employment shall be identified to the Company.  Upon request by the Company, Employee will disclose any such Discoveries to the Company (by a full and clear description) for the purpose of determining the Company’s rights therein and will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in order to vest title in such Discoveries in the Company.

7.
COVENANT NOT TO SOLICIT/COMPETE.  Employee acknowledges that the Company has made and will continue to make significant investments in order to maintain and develop its business, and that, in order to enable Employee to perform  Employee’s job duties, the Company will disclose to Employee confidential or proprietary information and trade secrets, including, without limitation, the information described in Paragraph 4. Employee further acknowledges that the methods employed in the businesses of the Company and its affiliates are such that place Employee in close business and personal contact with their customers and employees.  Accordingly, for the period in which Employee is paid by the Company and for a period of one (1) year thereafter (regardless of the reason that Employee’s employment terminates), Employee agrees not to, directly or indirectly:

a)	engage in a business which is similar to the type of business conducted by the Company or any of its affiliates or competes with the Company or any of its affiliates in any way; or
b)	either for Employee or for any other person, firm, or entity;
(1)	Call upon, solicit, divert, or take away or attempt to solicit, divert or take away any of the customers of the Company or any of its affiliates;
(2)
Call upon, solicit or attempt to solicit business from any person, firm or entity which has communicated with or has been solicited by the Company or any of its affiliates during the one (1) year period prior to Employee’s termination of employment; or

(3)	Hire or employ any employee of the Company or any of its affiliates, nor advise, solicit or encourage any employees of the Company or any of its affiliates to leave its employ.

In addition, Employee agrees that Employee will not at any time during or after the termination of this Agreement, engage in any business which uses as its name, in whole or in part, the name “Volt” or any other name used by the Company or any of its affiliates during the Term of Employment.

For purposes of Paragraph 7(a), Employee will be deemed to be engaged in a business if Employee participates in such business as proprietor, partner, joint venturer, stockholder, director, officer, lender, manager, employee, consultant, advisor or agent, or if in any way Employee controls such business.  However, for purposes of this Agreement, Employee will not be deemed a stockholder or lender if Employee holds less than five percent (5%) of the outstanding public equity or public debt of any publicly-owned corporation engaged in the same or similar business as that of the Company or any of its affiliates, provided Employee is not in a control position with respect to such corporation.

8.
NOTICES.  Notices and other communications required or permitted by this Agreement shall be deemed sent and delivered (i) when personally delivered, (ii) five (5) calendar days after being mailed by registered or certified mail (return receipt requested), or (iii) on the scheduled day for delivery if sent by a nationally recognized overnight delivery service (for next business day delivery), in each case with delivery charges prepaid and, if sent to Employee, at his last recorded address on the Company’s records and, if sent to the Company, at its then principal executive offices, Attention: General Counsel, or to such other address as to which a party has given notice (in the manner provided herein) as to the address to which such party desires to receive notices addressed to such party.

9.
SEVERABILITY.  Any provision or portion of a provision of this Agreement that is held to be invalid or unenforceable will be severable, and this Agreement will be construed and enforced as if such provision, or portion thereof, did not comprise a part hereof, and the remaining provisions, or portions of provisions, will remain in full force and effect.  In lieu of each invalid or unenforceable provision (or portion) there will be added automatically as part of this Agreement a provision as similar in terms to such invalid or unenforceable provision (or portion) as may be possible and be legal, valid and enforceable.  In particular and without limiting the foregoing sentence, in the event any provision of Paragraph 7 of this Agreement shall be held to be invalid or unenforceable by reason of geographic or business scope or the duration thereof, such invalidity or unenforceability shall not affect any other provisions of Paragraph 7 or any other paragraph of this Agreement, and this Agreement and any such provisions shall be construed as if the geographic or business scope or the duration of such provisions had been more narrowly drawn so as not to be invalid or unenforceable. The covenants contained in Paragraphs  4, 5, 6 and 7 of this Agreement shall be construed as an agreement independent of any other provision of this Agreement, and any claim or cause of action by Employee, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants.

10.
INJUNCTIVE RELIEF.  The parties hereto recognize that irreparable damage will result to the Company and its affiliates, and, in certain instances, customers of the Company and their affiliates, and to each of the foregoing’s businesses and properties if Employee fails or refuses to perform Employee’s obligations under this Agreement, and that the remedy at law for any such failure or refusal will be inadequate.  Employee therefore agrees and consents that if he commits any breach of a covenant under Paragraphs 1, 4, 5, 6, 7, or of this Agreement or threatens to commit any such breach, the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage.  The institution of an arbitration proceeding shall not bar injunctive relief pending the final determination of the arbitration proceedings hereunder.

11.
AGREEMENT TO ARBITRATE DISPUTES.  Subject to Paragraph 10, any dispute, controversy or claim arising out of, involving, affecting or related to this Agreement, or breach of this Agreement, or arising out of, involving, affecting or related in any way to Employee’s employment or the conditions of employment or the termination of Employee’s employment, shall be resolved by final and binding arbitration pursuant to the Federal Arbitration Act, in accordance with the applicable rules of the American Arbitration Association before one neutral arbitrator agreed upon by the parties to be held in the Borough of Manhattan, State of New York or such other place as the parties hereto may agree.  The arbitrator shall be entitled to award reasonable attorney’s fees and costs to the prevailing party.  The award shall be in writing, signed by the arbitrator, and shall provide the reasons for the award.  Judgment upon the arbitrator’s award may be filed in and enforced by any court having jurisdiction.  This agreement to arbitrate disputes does not prevent Employee from filing a charge or claim with any governmental administrative agency as permitted by applicable law.

12.	APPLICABLE LAW. This Agreement is to be governed by and construed in accordance with the internal laws of the State of New York.

13.	ASSIGNMENT. This Agreement may be assigned by the Company. This Agreement may not be assigned by Employee.

14.
WAIVER OF BREACH.  Waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such other party except to the extent that, if Employee remains in the employ of the Company after the effective date of any alteration, revision or change in Employee’s position, duties, or compensation, Employee shall conclusively be deemed to have accepted and agreed to such modified terms for Employee’s employment.

15.
ENTIRE AGREEMENT.  This instrument contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior agreements and understandings between the parties.  This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.  Any amendment, modification or variation of the terms of this Agreement that seeks to bind the Company must be in writing and signed on behalf of the Company by its Chief Executive Officer or the Vice President, Human Resources; no other officer of the Company or employee is authorized to amend, modify or vary any provision of this Agreement.

I/WE CERTIFY THAT I/WE HAVE READ THE ABOVE TERMS AND I/WE AGREE TO ALL TERMS AND CONDITIONS OF THIS AGREEMENT.

VOLT INFORMATION SCIENCES, INC.		EMPLOYEE:

By:	/s/ Steven A. Shaw	/s/	James Whitney Mayhew
	Steven A. Shaw		James Whitney Mayhew
President and Chief Executive Officer

August 9, 2011		August 9, 2011

Dated		Dated